                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                Mountbatten, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)       Title of each class of securities to which transaction applies:
                 .......................................................
        2)       Aggregate number of securities to which transaction applies:
                 .......................................................
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                 .......................................................
        4)       Proposed maximum aggregate value of transaction:
                 .......................................................
        5)       Total fee paid:
                 ......................................................

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by the Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)       Amount Previously Paid:_______________________________________
        2)       Form, Schedule or Registration Statement No.:_________________
        3)       Filing Party:_________________________________________________
        4)       Date Filed: __________________________________________________

                                MOUNTBATTEN, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 14, 1997

To the Shareholders of MOUNTBATTEN, INC.:

         The Annual Meeting of Shareholders of Mountbatten, Inc. (the "Company") will be held at 10:00 a.m., local time, on Wednesday, May 14, 1997, at the offices of the Company, 33 Rock Hill Road, Bala Cynwyd, Pennsylvania 19004, for the following purposes:

                  1. To elect four directors to serve until the expiration of their one-year terms and until their successors are elected;

                  2. To consider and vote upon the election of Price Waterhouse LLP as independent public accountants for the Company for 1997;

                  3. To consider and vote upon a proposal to amend the Company's 1995 Equity Incentive Plan for Key Employees;

                  4. To consider and vote upon a proposal to amend the Company's 1995 Equity Incentive Plan for Outside Directors; and

                  5. To transact such other business as may properly come before the Annual Meeting and any adjournment, postponement or continuation thereof.

         The Board of Directors has fixed the close of business on April 4, 1997 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting.

         A copy of the Company's Annual Report for the year ended December 31, 1996 is being mailed to shareholders together with this Notice.

         Whether or not you expect to attend the Annual Meeting in person, please complete, sign and return the enclosed form of proxy in the envelope provided.

                                          By Order of the Board of Directors,


                                          Kenneth L. Brier,
                                          President and Chief Executive Officer

April 16, 1997
Bala Cynwyd, Pennsylvania

                                MOUNTBATTEN, INC.

                                   ----------

         This Proxy Statement and the form of proxy enclosed herewith, which are first being mailed to shareholders on or about April 16, 1997, are furnished in connection with the solicitation by the Board of Directors of Mountbatten, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m., local time, on Wednesday, May 14, 1997, and at any adjournment, postponement or continuation thereof, at the principal executive offices of the Company, 33 Rock Hill Road, Bala Cynwyd, Pennsylvania 19004.

         Shares represented by proxies in the accompanying form, if properly signed and returned, will be voted in accordance with the specifications made thereon by the shareholders. Any proxy not specifying to the contrary will be voted in favor of the adoption of the proposals referred to in the Notice of Annual Meeting and for the election of the nominees for director named below. A shareholder who signs and returns a proxy in the accompanying form may revoke it at any time before it is voted by giving written notice of revocation or a duly executed proxy bearing a later date to the Secretary of the Company or by attending the Annual Meeting and voting in person.

         The cost of solicitation of proxies in the accompanying form will be borne by the Company, including expenses in connection with preparing and mailing this Proxy Statement. Such solicitation will be made by mail and may also be made on behalf of the Company in person or by telephone or telegram by the Company's regular officers and employees, none of whom will receive special compensation for such services. The Company, upon request therefor, will also reimburse brokers or persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to beneficial owners.

         Only holders of Common Stock of record at the close of business on April 4, 1997 will be entitled to notice of and to vote at the Annual Meeting. Shareholders do not have cumulative voting rights with respect to the election of directors. Each share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

         As of the close of business on April 4, 1997, the Company had outstanding 2,528,530 shares of Common Stock, $.001 par value. The presence in person or by proxy of the holders of majority of the outstanding shares will constitute a quorum at the Annual Meeting.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK

         The following table sets forth as of February 28, 1997 the amount and percentage of the Company's outstanding Common Stock beneficially owned by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director and nominee for director, (iii) each executive officer named in the Summary Compensation Table and (iv) all executive officers and directors of the Company as a group.

                                               Shares               Percent of
Name of Individual                          Beneficially            Outstanding
or Identity of Group                          Owned(1)             Common Stock
--------------------                          --------             ------------

Executive Officers
------------------
Kenneth L. Brier.................              461,794(2)              17.2%
Ted A. Drauschak.................              164,750(3)               6.2%
Stephen C. Fletcher..............               75,000(4)               2.9%
Joel D. Cooperman................               49,000(5)               1.9%

Directors
---------
J. Michael Adams.................                7,650(6)                *
Thomas P. Garry..................                6,000(7)                *


5% Holders
----------
Jack Brier (8)...................              308,375(9)              12.2%
ESQF Advisors, Inc. and
   Martin J. Whitman ............              293,000(10)             11.6%

All directors and executive
officers as a group (6 persons)..              764,194(11)             26.0%

----------
* Represents less than 1%.

(1) Information furnished by each individual named. This table includes shares that are owned jointly, in whole or in part, with the person's spouse or children, or individually by such spouse or children.

(2) Includes 17,918 shares owned by Kenneth L. Brier's wife and 2,500 shares owned by his son as to which Kenneth L. Brier disclaims beneficial ownership. Also includes 159,000 shares subject to currently exercisable options. Kenneth L. Brier's address is 33 Rock Hill Road, Bala Cynwyd, PA 19004.

(3) Includes 120,250 shares subject to currently exercisable options and 2,000 shares owned by Mr. Drauschak's children as to which he disclaims beneficial ownership. Mr. Drauschak's address is 33 Rock Hill Road, Bala Cynwyd, PA 19004.

(4)  Includes 67,500 shares subject to currently exercisable options.

(5)  Includes 49,000 shares subject to currently exercisable options.

(6) Includes 400 shares owned by Mr. Adams' wife, for which he disclaims beneficial ownership, and 6,000 shares subject to currently exercisable options.

(7)  Includes 6,000 shares subject to currently exercisable options.

(8) Jack Brier is Kenneth L. Brier's father. Jack Brier's address is Kleinerts, Inc., Suite 100, 120 West Germantown Pike, Plymouth Meeting, PA 19462.

(9) Includes 10,416 shares owned by Jack Brier's wife, as to which he disclaims beneficial ownership.

(10) Based upon the Schedule 13G of ESQF Advisors, Inc. ("ESQF") and Martin J. Whitman filed July 7, 1996, ESQF is a registered investment adviser, of which Mr. Whitman is chief executive officer and controlling person. The address of ESQF and Mr. Whitman is 767 Third Avenue, New York, NY 10017.

(11) Includes 407,750 shares subject to currently exercisable options.


                       SECTION 16(a) REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the officers and directors of a corporation, such as the Company, which has a class of equity securities registered under Section 12 of the Exchange Act, as well as persons who own more than 10% of a class of equity securities of such a corporation, file reports of their ownership of such securities, as well as monthly statements of changes in such ownership, with the corporation and the Securities and Exchange Commission (the "SEC"). Based upon written representations received by the Company from its officers and directors, and the Company's review of the monthly statements of changes filed by its officers and directors during 1996, the Company believes that all such filings required during 1996 were made on a timely basis.


             RELATIONSHIP WITH THE MOUNTBATTEN SURETY COMPANY, INC.

         The Mountbatten Surety Company, Inc. (the "Surety Company") is a wholly owned subsidiary of the Company. The Surety Company is in the business of writing surety bonds and is currently licensed in 15 states in the eastern third of the United States. The Surety Company has applied for licenses in Alabama, Georgia, North Carolina and West Virginia and intends to apply for licenses to write surety bonds in those additional states in which it can meet regulatory requirements and adhere to its long-term objectives for marketing and growth.

                              ELECTION OF DIRECTORS

         The Company's Board of Directors consists of four members. Each director is elected for a one-year term and serves until the next annual meeting of the Company and the election of his successor. The current one-year terms of the Company's directors expire in 1997.

         Four directors are to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the election of the nominees named below, all of whom are currently directors of the Company. If a nominee becomes unavailable for any reason, it is intended that the proxies will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe the nominees named will be unable to serve if elected. Any vacancy occurring on the Board of Directors for any reason may be filled by a majority of the directors then in office. The nominees for director receiving a plurality of the votes cast at the Annual Meeting will be elected. Shares held by brokers or nominees as to which instructions have not been received from the beneficial owner or person otherwise entitled to vote and as to which the broker or nominee does not have discretionary voting power, i.e. broker non-votes, will be treated as not present and not entitled to vote for nominees for election as director. Abstentions from voting and broker non-votes in the election of directors will have no effect since they will not represent votes cast at the Annual Meeting for the purpose of electing directors.

         The names of the nominees for directors, together with certain information regarding them, are as follows:

                                                                   Director
         Name                                  Age                   Since
         ----                                  ---                   -----

         Kenneth L. Brier                      47                    1992
         Ted A. Drauschak                      37                    1992
         J. Michael Adams (1)                  49                    1994
         Thomas P. Garry (1)                   56                    1994
-------------
(1)  Member of the Company's Audit, Compensation and Nominating Committees.

         Mr. Brier has served as Chairman of the Board and President of the Company and President of the Surety Company since their inception in 1992. From November 1990 until March 1992 he was employed by Xsirius, Inc., a publicly held research and development company where he was engaged in investigating the possibility of establishing an environmental consulting division. From August 1985 to October 1990 he was involved in real estate development and management consulting. Mr. Brier is also a director of Kleinerts, Inc.

         Mr. Drauschak has served as Executive Vice President, Secretary and Director of the Company since its inception in 1992 and, since March 1997, has been the President of HMS Dreadnought, Inc., the Company's subsidiary that is in the business of dispute resolution, claims handling and construction management. He also served as Executive Vice President and Director of the Surety Company since its inception in 1992 until March 1997. From November 1990 to March 1992 he was employed full-time by Xsirius, Inc. Prior to November 1990, he was Director of Real Estate Development for Tedco Equities, a real estate development concern.

         Mr. Adams has been a Director of the Company since 1994 and of the Surety Company since 1992. He has been the Dean of the College of Design Arts, Drexel University, Philadelphia, Pennsylvania for more than five years. Mr. Adams is also a director of R.R. Donnelly International.

         Mr. Garry has been a Director of the Company since 1994 and of the Surety Company since 1992. In 1996, Mr. Garry retired after more than 30 years of service from Rohm and Haas, a Fortune 500 chemical and engineering company, where he most recently served as Operations Manager, Industrial Chemicals.


                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors met five times in 1996. The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee.

         The Audit Committee of the Company consists of Messrs. Adams and Garry. The Audit Committee, which met one time in 1996, reviews audit reports and management recommendations made by the Company's outside auditing firm.

         The Compensation Committee of the Company consists of Messrs. Adams and Garry. The Compensation Committee met two times in 1996 to review and recommend compensation plans, approve certain compensation changes and recommend option grants under and determine participants in the Company's stock option plans.

         The Nominating Committee, which consists of Messrs. Adams and Garry, is responsible for recommending nominees for director. The Nominating Committee did not meet in 1996. The Nominating Committee will consider written nominations for directors from shareholders, which nominations should be sent to the Company at its principal executive offices, attention: Secretary.

         None of the directors attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors plus the total number of meetings of all committees of the Board of Directors on which he served that were held during 1996.

Compensation of Directors

         A director of the Company who is not an employee is paid $300 for each meeting attended of the Board of Directors and of each committee on which he serves. If a director serves on the Board of Directors of both the Company and the Surety Company, and the Boards of Directors of both companies meet on the same day, the director receives only one meeting fee. In such event, meeting fees are allocated 50% to the Company and 50% to the Surety Company. In addition, the Company's outside directors, Messrs. Adams and Garry, each received directors' fees of $8,500 for 1996. Under the Company's 1995 Equity Incentive Plan for Outside Directors, each outside director of the Company or any of the Company's subsidiaries is entitled to receive an annual grant of options to purchase 2,000 shares of the Company's Common Stock at an exercise price equal to the fair market value of the shares on the grant date.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth the compensation paid by the Company during each of the three fiscal years ended December 31, 1996, December 31, 1995 and December 31, 1994 to the chief executive officer of the Company and the three other most highly compensated executive officers of the Company whose compensation exceeded $100,000 in the fiscal year ended December 31, 1996.


                                                                                      Long-Term
              Name and                                 Annual Compensation          Compensation
              Principal                              ----------------------            Options           All Other
              Position                   Year        Salary          Bonus             Granted         Compensation
             ----------                  ----        ------          -----            ---------        ------------
Kenneth L. Brier, Chairman               1996        $166,000      $ 39,712            60,000           $124,038 (1)
of the Board, President, and             1995         147,000       106,000            15,000             24,619
Chief Executive Officer                  1994         147,000             -                 -             22,181

Ted A. Drauschak, Executive              1996        $125,700      $ 43,850            55,000            $12,193 (2)
Vice President                           1995         106,992        50,900            15,000             11,315
                                         1994         111,400             -                 -             12,164

Stephen C. Fletcher, Vice                1996        $155,000      $ 41,250            45,000            $ 8,400 (3)
President of the Company                 1995         136,992        37,900                 -             12,800
and President of the Surety              1994         131,300             -                 -              6,200
Company's Bond Division

Joel D. Cooperman (3)                    1996        $110,000      $ 42,995            39,000            $ 8,400 (3)
Vice President of Finance,               1995          62,500        31,000            40,000              5,250
Treasurer and Chief Financial
Officer

----------
(1) Represents an automobile allowance of $8,400, disability and life insurance premium payments of $27,459, payments for vacation not used of $13,834 and premiums for a retirement plan annuity of $74,345.

(2) Represents an automobile allowance of $8,400 and disability and life insurance premiums of $3,793.

(3) Mr. Cooperman began full-time employment at the Company on May 15, 1995. Represents an automobile allowance of $8,400.

         The following table sets forth information with respect to options granted to the persons named in the Summary Compensation Table above during the fiscal year ended December 31, 1996.

                        Option Grants in Last Fiscal Year


                                                                        Percent of Total
                                         Number of Securities            Options Granted          Exercise
                                              Underlying                 to Employees in           Price               Expiration
Name                                      Options Granted (#)             Fiscal Year              ($/sh)                 Date
----                                     --------------------             ------------            --------               -----
Kenneth L. Brier                                20,000(1)                   27.5%                         $5.25        1/16/06
                                                20,000(2)                                                  5.78        1/16/01
                                                20,000(3)                                                  8.00       12/20/06

Ted A. Drauschak                                15,000(1)                   25.2%                         $5.25        1/16/06
                                                20,000(2)                                                  5.25        1/16/06
                                                20,000(3)                                                  8.00       12/20/06

Stephen C. Fletcher                             25,000(4)                   20.6%                         $5.25        1/16/06
                                                20,000(3)                                                  8.00       12/20/06

Joel D. Cooperman                               15,000(5)                   17.9%                         $5.25        1/16/06
                                                24,000(3)                                                  8.00       12/20/06

---------------

(1)  This option became exercisable commencing on July 16, 1996.

(2) This option becomes exercisable in five cumulative annual installments of 4,000 shares each commencing January 16, 1997.

(3)  This option will become exercisable commencing on June 20, 1997.

(4) This option becomes exercisable in five cumulative annual installments of 5,000 shares each commencing January 16, 1997.

(5) This option becomes exercisable in five cumulative annual installments of 3,000 shares each commencing January 16, 1997.

         The following table sets forth information with respect to options held on December 31, 1996 by the persons named in the Summary Compensation Table. None of these persons exercised any options during the fiscal year ended December 31, 1996.

                          Fiscal Year-End Option Values

                                                                                 Value of Unexercised
                                               Number of Unexercised                 In-the-Money
                                                    Options at                        Options at
                                                 December 31, 1996                 December 31, 1996
                                                 -----------------                 -----------------
               Name                 Exercisable        Unexercisable       Exercisable(1)    Unexercisable(1)
               ----                 -----------        -------------       --------------    ----------------
Kenneth L. Brier                    155,000                20,000             $504,250           $ 54,400
Ted A. Drauschak                    107,500                37,500             $343,750           $132,000
Stephen C. Fletcher                  50,000                70,000             $200,000           $191,250
Joel D. Cooperman                    40,000                39,000             $ 64,000           $126,750


----------
(1) Represents the difference between the aggregate exercise price and the aggregate market value as of December 31, 1996.

Employment Agreements

         Kenneth L. Brier has an employment agreement with the Company for a term that commenced April 6, 1994 and ends April 30, 1997, which is automatically renewed on each April 30th for successive terms of three years unless either the Company or Mr. Brier gives written notice of non-renewal at least 90 days prior to a renewal date. The agreement provides for an initial minimum base salary of $147,000 per year, which may be increased by the Board of Directors, and for an annual bonus as determined by the Compensation Committee. If the Company terminates Mr. Brier's employment other than for just cause, as defined in the agreement, or Mr. Brier terminates the agreement for good reason, as defined in the agreement, Mr. Brier will be entitled to an amount equal to the then remaining term of the agreement times his then current base salary, paid in semi-monthly installments for the remainder of the term.

         Ted A. Drauschak has an employment agreement with the Company, which can be terminated by either party upon 90 days' written notice. The agreement provides for a salary at the initial rate of $10,475 per month, subject to annual review by the Company, and for an annual bonus as determined by the Compensation Committee.

         Stephen C. Fletcher has an employment agreement with the Surety Company, which can be terminated by either party upon 90 days' written notice. The agreement provides for a salary at the initial rate of $10,416 per month, subject to annual review by the Surety Company, and for an annual bonus as determined by the Compensation Committee.

         Joel D. Cooperman has an employment agreement with the Company, which can be terminated by either party upon five months' written notice. The agreement provides for a salary at the initial rate of $9,166.67 per month, subject to annual review by the Company, and for an annual bonus as determined by the Compensation Committee.

         Each of the employment agreements described herein provides that, if during a period of one year immediately subsequent to a change of control of the Company, as defined in the agreement, the employee's employment is terminated by the Company without just cause or by the employee for "good reason," the employee will be entitled to certain payments under the agreement. For this purpose, termination for "good reason" within one year immediately subsequent to a change of control of the Company includes an adverse change or reduction, as the case may be, in the employee's duties, responsibilities, titles, location or other terms of his salary, bonus or benefits. Under such provision, if the employee is terminated by the Company without just cause or the employee terminates his employment for good reason following a change in control, he will be entitled to receive severance in an amount equal to his average aggregate annual compensation during the five calendar years preceding the taxable year in which such termination occurs multiplied by 2.99, which payment must be made on or before the fifth day following such termination; provided, however, that any portion of such payment that would result in such payment being subject to an excise tax under the Internal Revenue Code of 1986, as amended (the "Code"), will be treated as a loan by the Company to the employee payable in 10 years with interest fixed at the applicable federal rate for the month in which such event occurs, subject to his right to prepay such amount in whole or in part prior to such time without penalty.

Certain Transactions

         Gary L. Bragg, Esquire, Secretary and a Director of the Surety Company, is also a shareholder in the law firm of O'Neill, Bragg and Staffin, P.C., which has served as general counsel to the Company and the Surety Company since 1992, principally in connection with corporate and regulatory matters. Such firm is paid its customary fees for such services.


                   ELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Unless instructed to the contrary, it is intended that votes will be cast pursuant to the proxies for the election of Price Waterhouse LLP as the Company's independent public accountants for 1997. The Company has been advised by Price Waterhouse LLP that none of its members has any financial interest in the Company. Election of Price Waterhouse LLP will require the affirmative vote of a majority of the votes cast by holders of the shares of Common Stock voting at the Annual Meeting.

         A representative of Price Waterhouse LLP will attend the Annual Meeting, will have the opportunity to make a statement, if such representative desires to do so, and will be available to respond to any appropriate questions presented by shareholders at the Annual Meeting.

                         AMENDMENT TO THE COMPANY'S 1995
                     EQUITY INCENTIVE PLAN FOR KEY EMPLOYEES

         The Board of Directors determined to amend the Company's 1995 Equity Incentive Plan for Key Employees, as amended (the "Plan"), on March 21, 1997, subject to shareholder approval at the Annual Meeting, to increase the total number of shares for which grants may be made from 250,000 to 500,000 shares, in order to make additional shares available to be issued under the Plan in the future to key employees.

         The purpose of the Plan is to attract and retain key employees who demonstrate outstanding competence and upon whose judgment, initiative and efforts the Company is largely dependent for the successful conduct of its business. The Plan permits the granting of options to purchase Common Stock of the Company ("Options"), including Options intended to qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Code and Options not intended to so qualify ("Non-Qualified Stock Options"), restricted stock awards ("Restricted Stock Awards") or restricted unit awards ("Restricted Unit Awards") (collectively, "Awards"), stock appreciation rights ("SARs") and limited stock appreciation rights ("LSARs") to key employees of the Company and its affiliates.

         The total number of shares of the Company's Common Stock that may be the subject of Options, Awards, SARs and LSARs granted under the Plan may not exceed 500,000 shares in the aggregate; provided, however, that no person may be granted options, rights or awards with respect to a number of shares, determined on a cumulative basis, that exceeds 90% of the aggregate number of shares that are available to be issued under the Plan. If the amendment is not approved by the shareholders at the Annual Meeting, the Plan will remain in force as originally adopted.

         As of March 31, 1997: (i) no Options had been exercised under the Plan;
(ii) Non-Qualified Stock Options for the purchase of an aggregate of 109,000 shares were outstanding and (iii) Incentive Stock Options for the purchase of an aggregate of 141,000 shares were outstanding. Therefore, no shares of Common Stock are currently available for grants and Awards under the Plan.

         The amendment will increase the number of shares currently available for grants and awards under the Plan in furtherance of the purposes of the Plan. No determination has been made as to the allocation of grants or awards with respect to the additional shares.

         The number of persons who are currently eligible to participate in the Plan is approximately 17 persons, including executive officers of the Company.

         Through March 31, 1997, options to purchase shares of the Company's Common Stock have been granted as follows: Mr. Brier, 60,000 shares; Mr. Drauschak, 55,000 shares; Mr. Fletcher, 45,000 shares; Mr. Cooperman, 79,000 shares; all executive officers as a group, 239,000 shares; and all employees, excluding executive officers as a group, 11,000 shares. All of the executive officers named above have received Options to purchase more than 5% of the shares available under the Plan.

         The closing price per share of the Company's Common Stock on March 21, 1997, as reported on the Nasdaq National Market, was $8.50.

         If an Option or Award expires or is cancelled for any reason without having been fully exercised or vested, the number of shares or restricted units subject to such Option or Award that had not been purchased or become vested may again be made subject to an Option or Award under the Plan. Appropriate adjustments in outstanding Options, Awards, SARs or LSARs and in the number or kind of shares or units subject to the Plan are provided for in the event of a stock split, stock dividend, share combination or spin-off and certain other types of corporate transactions involving the Company, including mergers, consolidations, reorganizations and recapitalizations.

         The Plan is administered by the Compensation Committee, which currently consists of two directors of the Company, none of whom is eligible to receive Options, Awards, SARs or LSARs under the Plan and all of whom qualify as outside directors for purposes of Section 162(m) of the Code. The Compensation Committee is authorized to select from among the eligible employees those individuals who are key employees and those to whom Options, Awards, SARs and LSARs are to be granted and to determine the number of shares or units to be subject to and the terms and conditions of the Options, Awards, SARs or LSARs. The Compensation Committee is also authorized to adopt, amend and rescind rules relating to the administration of the Plan and to the interpretation of Options, Awards, SARs and LSARs.

Incentive and Non-Qualified Options

         The price of the shares subject to Options will be set by the Compensation Committee but may not be less than 100% of the fair market value of such shares on the date the Option is granted as determined by the Compensation Committee.

         Unless otherwise provided in the option agreement or as may be otherwise determined by the Compensation Committee, an Option may not be exercised during the first six months after its grant. Thereafter, Options will become exercisable in such installments, which may be cumulative, as the Compensation Committee may determine. The Compensation Committee may accelerate the exercisability of any installments and may provide that some or all installments will become immediately exercisable in certain circumstances. Unless the Compensation Committee accelerates exercisability, no Option that is unexercisable at the time an optionee's employment terminates may thereafter become exercisable. Except in certain limited circumstances, no Option may be exercised after ten years from the date of grant.

         An outstanding Non-Qualified Option that has become exercisable generally terminates one year after the termination of employment due to retirement, total disability or death, and three months after employment termination for any reason other than retirement, total disability or death. Incentive Stock Options that have become exercisable generally will terminate one year after termination of employment due to total disability or death and three months after an employment termination for any other reason. No Option may be assigned or transferred, except by will or by the applicable laws of descent and distribution. During the lifetime of the optionee, the Option may be exercised only by the optionee.

         The Plan authorizes the Compensation Committee to grant to the optionee, in exchange for the surrender and cancellation of such Options, new Options having option prices lower or higher than the option price provided in the surrendered Options, and containing such other terms and conditions as the Compensation Committee may deem appropriate.

         The Compensation Committee will determine whether Options granted are to be Incentive Stock Options meeting the requirements of Section 422 of the Code. Incentive Stock Options may be granted only to eligible employees of the Company and its subsidiaries. Any such optionee must own less than 10% of the total combined voting power of the Company or of any of its subsidiaries unless at the time such Incentive Stock Option is granted the price of the Option is at least 110% of the fair market value of the Common Stock subject to the Option and, by its terms, the Incentive Stock Option is not exercisable after the expiration of five years from the date of grant. An optionee may not receive Incentive Stock Options for shares that first become exercisable in any calendar year with an aggregate fair market value determined at the date of grant in excess of $100,000. In no event may an Incentive Stock Option be exercised after ten years from the date of grant.

         The option price must be paid in full at the time of exercise unless otherwise determined by the Compensation Committee. Payment must be made in cash or, in the discretion of the Compensation Committee, by delivery of shares of the Company's Common Stock valued at their then fair market value or a combination of cash and stock. It is the policy of the Compensation Committee that any taxes required to be withheld must also be paid at the time of exercise.

         Subject to provisions under Section 16(b) of the Exchange Act with respect to executive officers, the Compensation Committee may, in lieu of delivering all or a portion of the shares as to which an Option has been exercised, elect to pay the optionee an amount equal to the "appreciation value," which is the difference between the option price for the shares as to which such election is made and the fair market value of such shares on the date the Option was exer cised. The appreciation value may be paid in cash or in shares of the Company's Common Stock or a combination thereof.

         In the case of a Non-Qualified Stock Option, the Compensation Committee may, in lieu of delivering shares or paying the optionee the appreciation value, elect to defer payment and credit the amount of such appreciation value to the account of the optionee on the Company's books and either to treat the amount in such account as if it had been invested in the manner from time to time determined by the Compensation Committee or, for the Company's convenience, to contribute the amount in such account to a trust that invests for the accounts of participants in a manner determined by the Compensation Committee.

Restricted Stock Awards

         The Plan permits the grant of Restricted Stock Awards, which are restricted Common Stock bonuses that vest in accordance with the Plan. Shares awarded as Restricted Stock Awards will be issued in the name of the grantee and will be delivered to the grantee, or an escrow holder, if any, as soon as reasonably practicable after the Award is made and after the grantee has executed an award agreement and any other documents that the Compensation Committee in its discretion may require, without the payment of any cash consideration by the grantee. Upon delivery, the grantee, or escrow holder, if any, will have all the rights of a shareholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions with respect to the shares. Such shares may not be sold, transferred, otherwise disposed of or pledged until they become vested. Upon termination of the grantee's employment, all such shares that are not then vested will automatically be forfeited and transferred to the Company at no cost to the Company. The Compensation Committee may also impose other restrictions and conditions on the shares.

Restricted Unit Awards

         The Plan permits the grant of Restricted Unit Awards, which are bonuses credited to the grantee's account and payable, at the Compensation Committee's discretion, in cash or the Company's Common Stock or a combination thereof. No shares will actually be issued to the grantee at the time a Restricted Unit Award is made. Rather, the Company will establish a separate account for each grantee and record in such account the number of such units awarded to the grantee. When the Company pays a cash dividend on its Common Stock, an amount will be credited to each such account equal to the cash dividend paid on one share of Common Stock for each unit then in the account (the "Dividend Equivalents").

         Each Restricted Unit Award agreement will specify a date or dates on which payment of the value of vested units and Dividend Equivalents is to be made with respect to such units in the grantee's account. As soon as reasonably practicable after the payment date, the Company will deliver to the grantee one share of the Company's Common Stock for each vested unit then credited to the grantee's account and cash equal to the vested Dividend Equivalents so credited. The Compensation Committee may, however, in its discretion, elect to pay the grantee cash in lieu of delivering all or part of such Common Stock. If a cash payment is made, the amount of such cash payment will, in respect to each vested unit for which such cash payment is made, be equal to the fair market value of a share of Common Stock on the payment date. The terms of a Restricted Unit Award may allow the grantee to request, and the Compensation Committee may permit, deferral of payment of vested units and Dividend Equivalents, in which case the Compensation Committee may determine to credit interest annually on Dividend Equivalents. No Restricted Unit Awards have been granted under the Plan.

Vesting of Awards

         Shares awarded as Restricted Stock Awards and units awarded as Restricted Unit Awards, including Dividend Equivalents, will vest at such time or times and on such terms, conditions and performance criteria as the Compensation Committee may determine. However, such shares or units may not vest earlier than six months after the date of award and may vest only if, on the date of the vesting, the grantee is then and has continuously been an employee of the Company or an affiliate of the Company from the date of award. The Compensation Committee, in its discretion, may determine that in the event of the grantee's death or total disability while an employee, the unvested portion of all shares or units awarded to the grantee, including Dividend Equivalents, will thereupon immediately vest. The Compensation Committee may also accelerate the vesting of shares or units, including Dividend Equivalents, in its discretion and on such terms or conditions as it deems appropriate, and may provide that some or all unvested shares and units will immediately vest and be payable in the event of a change in control of the Company.

Stock Appreciation Rights

         SARs may be granted by the Compensation Committee under the Plan in connection with an Option, either at the time of grant or by amendment to the related option agreement (a "Related SAR"), or may be granted independent of an Option. Each Related SAR will be subject to the same terms and conditions as the related Option and to such additional conditions as the Compensation Committee may determine. Related SARs are exercisable only to the extent the Option is exercisable and will become nonexercisable and be forfeited if and to the extent the related Option is exercised or becomes unexercisable.

         A Related SAR entitles the optionee to surrender to the Company unexercised the related Option, or any portion thereof, and to receive from the Company in exchange therefor a cash payment and/or Common Stock of the Company equal to the appreciation value of the number of shares called for by the Option, or portion thereof, which is surrendered. Payments to be made upon the exercise of a Related SAR may, in the Compensation Committee's discretion, be in cash, in shares of the Company's Common Stock or partly in cash and partly in shares. Cash will always be paid in lieu of fractional shares, if any.

         The Compensation Committee may determine when Related SARs will be exercisable, provided that a Related SAR will not be exercisable prior to the time the related Option could be exercised and, except in the event of death or total disability, will not be exercisable for a period of six months from the date of grant of such Related SAR. A Related SAR may be exercised in whole or in part only upon surrender of a proportionate part of the related Option by the optionee.

         A SAR that is granted independent of an Option entitles the holder to receive the number of shares of Common Stock or cash, or combination thereof, as the Compensation Committee in its discretion shall determine at the date of grant and as provided for in the agreement pursuant to which the SAR is granted. The aggregate value of the SAR on the date of exercise will be equal to the appreciation value of the shares subject to the SAR on the date of exercise over the exercise price of the SAR.

Limited Stock Appreciation Rights

         At the time of a grant of an Option or SARs, the Compensation Committee has the discretion to grant to the optionee an LSAR that is related to such Option or SAR, which will entitle the optionee to surrender the Option or SAR or any portion thereof and to receive in cash in respect of each share subject to the Option or SAR a sum equal to the excess of the fair market value of such share over the exercise price of such Option or SAR, as determined under the Plan.

         The LSAR may only be exercised during a 60-day period following a "Trigger Event," except that no LSAR may be exercised within six months of the date the LSAR was granted. To the extent that an LSAR is exercised, the related Option or SAR will be canceled to the extent of the number of shares covered by such exercise, and such shares will no longer be available for grants or awards under the Plan. Trigger Events are as follows: (i) the date on which any shares of the Company are first purchased pursuant to a tender or exchange offer (other than an offer by the Company and related entities); (ii) the date that any person or group (other than the Company or related entity or any person who beneficially owned more than 10% of the outstanding Common Stock of the Company on the date of adoption of the Plan by the Board of Directors) acquires 30% or more of all votes to which all shareholders of the Company would be entitled to vote in the election of the Board of Directors; (iii) beginning on the date, during any period of two consecutive years, on which individuals who at the beginning of the period constitute the Company's Board of Directors cease for any reason to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period; and (iv) the date of approval by the shareholders of the Company of an agreement providing for the merger or consolidation of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

Acceleration of Exercisability Upon a Change of Control

         The Compensation Committee may, in its absolute discretion, provide that in the event of a change of control of the Company, the Options or SARs or some or all of the shares and units awarded under the Plan as Awards, including Dividend Equivalents, shall immediately vest. A "change of control" shall occur if: (i) any person or group (other than any person as of the date of adoption of the Plan by the Board of Directors known by the Company to be the beneficial owner of securities representing 10% or more of the combined voting power of the Company's outstanding securities) acquires beneficial ownership of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or (ii) more than 50% of the assets of the Company are disposed of by the Company pursuant to a partial or complete liquidation of the Company, a sale of assets of the Company or otherwise.

Amendment and Termination

         The Plan is not limited in duration, except that no Incentive Stock Option may be granted under the Plan after November 3, 2005. The Plan can be amended, modified, suspended or terminated at any time or from time to time by the Board of Directors of the Company or the Compensation Committee, subject to any required shareholder approval or any shareholder approval that the Board of Directors may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Optionee or the Grantee, alter or impair any rights or obligations under any Option, SAR or Award theretofore granted. No Option, SAR or Award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option intended to be an Incentive Stock Option be granted under the Plan more than ten years after the date the adoption of the Plan was approved by the Board of Directors.

Federal Income Tax Consequences

         The Plan is not qualified under Section 401(a) of the Code. The following description, which is based on existing laws, sets forth generally certain of the federal income tax consequences of Options and Awards under the Plan. This description may differ from the actual tax consequences of participation in the Plan.

         An employee receiving an Option will not recognize income for federal income tax purposes upon the grant of the Option, nor will the Company be entitled to any deduction on account of such grant. In the case of Non-Qualified Stock Options, the optionee will recognize ordinary taxable income for federal income tax purposes upon the exercise of the Non-Qualified Stock Option in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise. When the optionee disposes of the shares acquired upon exercise of the option, the employee will generally recognize capital gain or loss equal to the difference between (i) the selling price of the shares and (ii) the sum of the option price and the amount included in the employee's income when the Option was exercised. Such gain will be long-term or short-term depending upon whether the shares were held for more or less than one year after the date of exercise.

         Incentive Stock Options granted under the Plan are intended to qualify as incentive stock options under Section 422 of the Code. A purchase of shares upon exercise of an Incentive Stock Option will not result in recognition of income at that time. However, the excess of the fair market value of the shares purchased over the exercise price will constitute an item of tax preference. This tax preference will be included in the optionee's computation of his alternative minimum tax.

         If the optionee does not dispose of the shares issued to him upon the exercise of an Incentive Stock Option within one year of such issuance or within two years from the date of the grant of such Option, whichever is later, then any gain or loss realized by the optionee on a later sale or exchange of such shares generally will be a long-term capital gain or long-term capital loss. If the optionee sells the shares during such period, the sale will be referred to as a "disqualifying disposition." In that event, the optionee will recognize ordinary income for the year in which the disqualifying disposition occurs equal to the amount, if any, by which the lesser of the fair market value of such shares on the date of exercise of such Option or the amount realized from the sale exceeded the amount the optionee paid for such shares. Any additional gain realized generally will be capital gain, which will be long-term or short-term depending on the holding period for the shares. If the optionee disposes of the shares by gift during such period, the transfer will be treated as a disqualifying disposition subject to the rules described herein.

         If the purchase price upon exercise of an Option is paid with shares already owned by the optionee, generally no gain or loss will be recognized with respect to the shares used for payment and the additional shares received will be taxed as described herein. However, if payment of the purchase price upon exercise of an Incentive Stock Option is made with shares acquired upon exercise of an Incentive Stock Option before the shares used for payment have been held for the two-year or one-year period described herein, use of such shares as payment will be treated as a disqualifying disposition of the shares used for payment subject to the rules described herein.

         If, on exercise of an Option, the Compensation Committee elects to pay the appreciation value in cash or stock in lieu of delivering shares pursuant to such exercise, the optionee would also recognize ordinary income equal to the amount of cash and/or the fair market value of the shares paid to such optionee as the appreciation value.

         No taxable income is recognized upon receipt of a SAR or an LSAR. If a SAR or an LSAR is exercised and cash is received, the employee will recognize ordinary income equal to the cash received. However, when an employee receives shares upon exercise of a SAR, the employee will recognize ordinary income equal to the fair market value of the shares on the date such shares are received. When the shares are sold, the employee will recognize capital gain or loss equal to the difference between (i) the selling price of the shares and (ii) the amount included in the employee's income when the SAR was exercised. Depending upon the length of time the employee held the shares after the date the shares were issued to him, the gain or loss will be long-term or short-term.

         An employee receiving a Restricted Stock Award will not have taxable income upon receipt of the restricted stock but will generally recognize ordinary income when the shares are no longer subject to forfeiture upon termination of employment, except that the employee may elect under Section 83(b) of the Code within 30 days after grant to recognize ordinary income for federal income tax purposes at the time the Award is received. In the event a
Section 83(b) election is made, however, no deduction will be allowed if the shares are later forfeited upon termination of employment. The amount of such ordinary income will be the fair market value of the shares at the time the income is recognized.

         An employee receiving a Restricted Unit Award should not have taxable income when the units or the Dividend Equivalents are credited to his account. Instead, the employee generally would recognize ordinary income equal to the fair market value of the shares on the payment date, or the amount of cash if the Compensation Committee elects a cash payment, including the value of the Dividend Equivalents credited to the employee's account when the shares and/or cash are delivered or paid in accordance with the terms of the award agreement.

         Any gain or loss recognized upon the sale of shares acquired pursuant to an Award will generally be treated as capital gain or loss and will be long-term or short-term depending upon the holding period of the shares. Under current law, any gain realized by an employee other than long-term capital gain is taxable at a maximum federal income tax rate of 39.6%. Long-term capital gain is taxable at a maximum federal income tax rate of 28%.

         The Company will be entitled to a tax deduction in connection with an Option, Award or SAR under the Plan only in an amount equal to the ordinary income realized by the optionee and at the time such optionee recognizes such income, provided that applicable tax withholding requirements are met.

Vote Required

         Approval of the amendment to the Plan will require the affirmative vote of the holders of a majority of the votes cast by holders of the outstanding shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions are not considered votes cast at the meeting and are not counted in determining the number of votes necessary for a majority. An abstention will therefore have no practical effect on the voting on this proposal. Broker non-votes are not considered shares present in person or represented by proxy and entitled to vote on the proposal and will have no effect on the vote. The Board of Directors recommends a vote FOR the approval of the amendment to the Plan.


                   AMENDMENT TO THE 1995 EQUITY INCENTIVE PLAN
                              FOR OUTSIDE DIRECTORS

         The Board of Directors determined to amend the Company's 1995 Equity Incentive Plan for Outside Directors, as amended (the "Director Plan"), on March 21, 1997, subject to shareholder approval at the Annual Meeting, to modify the description of the persons eligible to participate in the Director Plan. If the amendment is approved by the shareholders at the Annual Meeting, the persons eligible to participate in the Director Plan will be persons who serve as a member of the Board of Directors of the Company or any of its subsidiaries and who are not employees of the Company or any subsidiary of the Company. Prior to this amendment, only outside directors of the Company and the Surety Company were eligible to participate. The Company has added an additional wholly owned, operating subsidiary, HMS Dreadnought, Inc., for which one additional person has been appointed as an outside director. If the amendment is approved, this additional director will be added as an outside director under the Director Plan.

         The purpose of the Director Plan is to assist the Company and its subsidiaries in attracting and retaining highly qualified outside directors, to compensate them for their services to the Company or any such subsidiary and, in so doing, to strengthen the alignment of the interests of the outside directors with the interests of the shareholders by ensuring ongoing ownership of the Company's Common Stock. Under the Director Plan, as proposed to be amended, an outside director is a director of the Company or any of its subsidiaries who is not an employee of the Company or of any of its affiliates.

         The Director Plan provides for an annual grant of a non-qualified stock option to purchase 2,000 shares of the Company's Common Stock on the first business day after the conclusion of the Company's annual meeting of shareholders. A person who is elected or appointed an outside director after the first business day after the conclusion of the Company's annual meeting of shareholders but on or before December 31 of such year will, on the business day following such director's election or appointment, be granted an option to purchase 2,000 shares of Common Stock under the Director Plan. Grants of options are made automatically, and no action by the Board of Directors will be required. The total number of shares of the Company's Common Stock that may be the subject of grants under the Director Plan may not exceed 50,000 shares in the aggregate.

         The total number of shares subject to options granted to the four outside directors in 1996 was 8,000 shares. In 1997, a total of 10,000 shares, or 2,000 shares each, will be allocated to the five outside directors, including the 2,000 shares to be allocated to the outside director of HMS Dreadnought, Inc. if the amendment is approved by the shareholders of the Company.

         The closing price per share of the Company's Common Stock on March 21, 1997, as reported on the Nasdaq National Market was $8.50.

         If an option expires or is cancelled for any reason without having been fully exercised or vested, the number of shares subject to such option that had not been purchased or become vested may again be made subject to an option under the Director Plan. Appropriate adjustments in outstanding options and in the number or kind of shares subject to the Director Plan are provided for in the event of a stock split, stock dividend, share combination, spin-off and certain other types of corporate transactions involving the Company, including mergers, consolidations, reorganizations and recapitalizations.

         The Director Plan is administered by the Board of Directors. The Board has the power to interpret and to adopt rules for the administration, interpretation and application of the Director Plan. The Board does not have any discretion to determine who will be granted options under the Director Plan, to determine the number of options to be granted to each outside director or to determine the timing of such grants.

         The Director Plan can be amended, modified, suspended or terminated by the Board of Directors of the Company, subject to any required shareholder approval or any shareholder approval that the Board of Directors may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. Neither the amendment, suspension or termination of the Director Plan shall, without the consent of the outside director, alter or impair any rights or obligations under any option theretofore granted under the Director Plan.

         The exercise price of each option granted under the Director Plan is 100% of the fair market value of a share of the Company's Common Stock on the date that the option is granted.

         No option granted under the Director Plan may be exercised during the first six months after its grant; thereafter, options will become exercisable in whole or in part at any time or from time to time until it expires. No option that is not exercisable at the time an optionee ceases to be an outside director of the Company may thereafter become exercisable. In general, no option may be exercised after ten years from the date of grant.

         Upon the occurrence of a change in control of the Company, all outstanding options will become immediately exercisable. A "change of control" shall occur if: (i) any person or group (other than any person as of the date of adoption of the Director Plan by the Board of Directors known by the Company to be the beneficial owner of securities representing 10% or more of the combined voting power of the Company's outstanding securities) acquires beneficial ownership of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities or (ii) more than 50% of the assets of the Company are disposed of by the Company pursuant to a partial or complete liquidation of the Company, a sale of assets of the Company or otherwise.

         An outstanding option that has become exercisable generally terminates one year after an optionee ceases to be an outside director. No option may be assigned or transferred, except by will or by the applicable laws of descent and distribution. During the lifetime of the optionee, an option may be exercised only by the optionee. The option price must be paid in full in cash at the time of exercise; provided, however, at the discretion of the Board of Directors, payment may be made in whole or in part in shares of the Company's Common Stock valued at their fair market value, as determined by the Board of Directors.

Federal Income Tax Consequences

         The Director Plan is not qualified under Section 401(a) of the Code. The following description, which is based on existing laws, sets forth generally certain of the federal income tax consequences of options granted under the Director Plan. This description may differ from the actual tax consequences of participation in the Director Plan.

         An optionee will not recognize income for federal income tax purposes upon the receipt of the option, nor will the Company be entitled to any deduction on account of such grant. Such optionee will recognize ordinary taxable income for federal income tax purposes at the time of exercise in the amount by which the fair market value of such shares then exceeds the option price. When the optionee disposes of the shares acquired upon exercise of the option, the optionee will generally recognize capital gain or loss equal to the difference between (i) the amount received upon disposition of the shares and (ii) the sum of the option price and the amount included in the optionee's income when the option was exercised. Such gain will be long term or short term depending upon whether the shares were held for more or less than one year after the date of exercise. If the purchase price upon exercise of an option is paid with shares already owned by the optionee, generally no gain or loss will be recognized with respect to the shares used for payment and the additional shares received will be taxed as described herein.

         Under current law, any gain realized by a director other than long-term capital gain is taxable at a maximum federal income tax rate of 39.6%. Long-term capital gain is taxable at a maximum federal income tax rate of 28%.

         The Company will be entitled to a tax deduction in connection with the exercise of an option under the Director Plan only in an amount equal to the ordinary income realized by the optionee and at the time such optionee recognizes such income, provided that applicable tax withholding requirements are met.

Vote Required

         Approval of the amendment to the Director Plan will require the affirmative vote of the holders of a majority of the votes cast by holders of the outstanding shares of the Company's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions are not considered shares of stock present in person or represented by proxy at the meeting and entitled to vote and are not counted in determining the number of votes necessary for a majority. An abstention will therefore have no practical effect on the voting on this proposal. Broker non-votes are not considered shares present in person or represented by proxy and entitled to vote on the Director Plan and will have no effect on the vote. The Board of Directors recommends that the shareholders vote FOR the approval of the amendment to the Director Plan.

                                  ANNUAL REPORT

         A copy of the Company's Annual Report for 1996 is being mailed to the Company's shareholders with this Proxy Statement.


                              SHAREHOLDER PROPOSALS

         Any shareholder who, in accordance with and subject to the provisions of the proxy rules of the SEC, wishes to submit a proposal for inclusion in the Company's proxy statement for its 1998 Annual Meeting of Shareholders must deliver such proposal in writing to the Company's

Secretary at the Company's principal executive offices at 33 Rock Hill Road, Bala Cynwyd, Pennsylvania 19004, not later than December 17, 1997.

                                OTHER PROPOSALS

         The Board of Directors does not know of any matters to be presented for consideration other than the matters described in the Notice of Annual Meeting, but if any matters are properly presented, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their judgment.


                                       By Order of the Board of Directors,



                                       Kenneth L. Brier,
                                       President and Chief Executive Officer


April 16, 1997

PROXY
                                MOUNTBATTEN, INC.


             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 14, 1997 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


         The undersigned hereby constitutes and appoints each of Kenneth L. Brier and Ted A. Drauschak, proxies of the undersigned, with full power of substitution, to vote all of the shares of Common Stock of Mountbatten, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of the Company, 33 Rock Hill Road, Bala Cynwyd, Pennsylvania 19004, on Wednesday, May 14, 1997 at 10:00 a.m., and at any adjournment, postponement or continuation thereof, as follows:

1.       ELECTION OF DIRECTORS

                  (______)   FOR all the nominees listed below

                  (______) WITHHOLD AUTHORITY to vote for the nominees listed below:

         INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

                  Kenneth L. Brier                    Ted A. Drauschak
                  J. Michael Adams                    Thomas P. Garry

2. PROPOSAL TO ELECT PRICE WATERHOUSE LLP as the independent public accountants for the Company for 1997. The Board of Directors recommends a vote FOR this proposal.

                  (____) FOR           (____) AGAINST            (____) ABSTAIN

3. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 1995 EQUITY INCENTIVE PLAN FOR KEY EMPLOYEES. The Board of Directors recommends a vote FOR this proposal.

                  (____) FOR           (____) AGAINST            (____) ABSTAIN

4. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 1995 EQUITY INCENTIVE PLAN FOR OUTSIDE DIRECTORS. The Board of Directors recommends a vote FOR this proposal.

                  (____) FOR           (____) AGAINST            (____) ABSTAIN

5 In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment, postponement or continuation thereof.

         This proxy will be voted as specified. If a choice is not specified, the proxy will be voted FOR the nominees for Director and FOR Proposals 2, 3 and 4.

                                        This proxy should be dated, signed by
                                        the shareholder exactly as his name
                                        appears below and returned promptly to
                                        the Company in the enclosed envelope.
                                        For joint accounts, each joint owner
                                        should sign. Persons signing in a
                                        fiduciary capacity should so indicate.



                                        _________________________________(SEAL)



                                        _________________________________(SEAL)

                                        Date: __________________, 1997

        The following materials are being provided to the Commission and are not included with the proxy materials being distributed to shareholders.

                                MOUNTBATTEN, INC.

                           1995 EQUITY INCENTIVE PLAN
                              FOR OUTSIDE DIRECTORS

         MOUNTBATTEN, INC., a corporation organized under the laws of the Commonwealth of Pennsylvania, hereby sets forth the 1995 Equity Incentive Plan for Outside Directors. The Plan provides for the grant of nonqualified stock options to Outside Directors. The Plan shall become effective upon the approval of the Plan by shareholders of the Company in accordance with Section 5(d).

         1. Definitions. Whenever the following terms are used in the Plan they shall have the meanings specified below unless the context clearly indicates to the contrary:

         "Board" shall mean the Board of Directors of the Company.

         "Change in Control" shall mean a change in the power to direct or cause the direction of the management and policies of the Company arising from (1) any "person" or "group" (as such terms are used in Sections 13(d)(3) and 14(d) of the Exchange Act), becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, other than a person or group who, as of the date of the adoption of this Plan by the Board of Directors of the Company, is known by the Company to be the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's outstanding securities, or (2) more than 50% of the assets of the Company being disposed of by the Company pursuant to a partial or complete liquidation of the Company, a sale of assets (including stock of a subsidiary or subsidiaries) of the Company or otherwise.

         "Code" shall mean the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder and any comparable provision of any future legislation amending, supplementing or superseding such section.

         "Common Stock" shall mean the Common Stock, $.001 par value, of the Company.

         "Company" shall mean Mountbatten, Inc., a Pennsylvania corporation.

         "Director" shall mean a member of the Board or a member of the Board of Directors of any Subsidiary of the Company.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" shall mean the last sales price of the Company's Common Stock quoted in the automated quotation system of the National Association of Securities Dealers, Inc. ("Nasdaq") for the date in question, as published in The Wall Street Journal. If no such sale prices are quoted by Nasdaq for such date, the next preceding date for which such sale prices are quoted shall be used.

         "Option" shall mean an option granted under the provisions of Section 4 of the Plan to purchase Common Stock of the Company.

         "Optionee" shall mean an Outside Director to whom an Option is granted.

         "Outside Director" shall mean a Director who, at the time he becomes a Director, is not also an employee of the Company or any Subsidiary of the Company or any affiliate of the Company or any Subsidiary of the Company.

         "Plan" shall mean this 1995 Equity Incentive Plan for Outside
Directors.

         "Secretary" shall mean the Corporate Secretary or an Assistant Secretary of the Company.

         "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "Surety Company" shall mean The Mountbatten Surety Company, Inc., a Pennsylvania insurance company.

         "Termination of Service" shall mean a cessation of an Outside Director's service as a member of the Board or the Board of Directors of any Subsidiary of the Company, whether as a result of resignation, failure to be reelected, removal for cause, death or any other reason.

         "Total Disability" shall mean a permanent and total disability as determined in accordance with Section 72(m)(7) of the Code.

         2. Administration.

         (a) Administration by the Board. The Plan shall be administered by the Board.

         (b) Duty and Power of Board Under the Plan. It shall be the duty of the Board to conduct the general administration of the Plan in accordance with its provisions. The Board shall have the power to interpret the Plan and the Options and to adopt rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. The Board shall not have any discretion to determine who will be granted Options or to deter mine the number of Options to be granted to any Outside Director, the timing of such grant or the exercise price of any Option.

         (c) Board Actions. The Board may act either by vote of a majority of its members present at a meeting of the Board at which a quorum is present or by a memorandum or other written instrument signed by all members of the Board.

         (d) Compensation; Professional Assistance; Good Faith Actions. Members of the Board shall not receive any compensation for their services in administering the Plan, but all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants or other persons. The Board, the Company and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, and all members of the Board shall be fully protected and indemnified by the Company in respect to any such action, determination or interpretation.

         3. Shares Subject to the Plan.

         (a) Limitations. The shares of stock issuable pursuant to Options shall be shares of the Company's Common Stock. The total number of such shares that may be subject to Options granted under the Plan shall not exceed 50,000 in the aggregate.

         (b) Effect of Unexercised or Cancelled Options. If an Option expires or is cancelled for any reason without having been fully exercised or vested, the number of shares subject to such Option which were not purchased or did not vest prior to such expiration or cancellation may again be made subject to an Option granted hereunder.

         (c) Changes in the Company's Shares. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend (either in shares of the Company's Common Stock or of another class of the Company's stock), spin-off or combination of shares, appropriate adjustments shall be made by the Board in the aggregate number and kind of shares that may be issued on exercise of Options.

         4. Stock Options.

         (a) Granting of Options.

                  (i) Eligibility. Each Outside Director shall be eligible to be granted Options.

                  (ii) Granting of Options. Each Outside Director on the first business day following the election of directors at each annual meeting of shareholders of the Company shall, on such date, be granted an Option for the purchase of 2,000 shares of Common Stock. Each person appointed or elected an Outside Director after the first business day following the election of directors at each annual meeting of shareholders of the Company but on or before December 31 of such year shall, on the business day following the date of appointment or election to the Board or to the Board of Directors of any Subsidiary of the Company, as the case may be, be granted an Option for the purchase of 2,000 shares of Common Stock.

                  (iii) Form of Option. All Options granted under this Plan shall be non-statutory options not intended to qualify under Section 422 of the Code.

         (b) Terms of Options.

                  (i) Option Agreement. Each Option shall be evidenced by a written stock option agreement that shall be executed by the Optionee and the Company and that shall contain such terms and conditions as the Board determines are required by the Plan.

                  (ii) Option Price. The exercise price of the shares subject to each Option shall be 100% of the Fair Market Value for such shares on the date the Option is granted.

                  (iii) Date of Grant. The date on which an Option shall be granted shall be the date determined under Section 4(a)(ii).

                  (iv) Commencement of Exercisability. Except as otherwise provided in Section 4(b)(vii), no Option may be exercised in whole or in part during the first six months after such Option has been granted and, thereafter, the Option shall be exercisable in full or in part at any time or from time to time until it expires as provided in Section 4(b)(v).

                  (v) Expiration of Options.

                           (A) Each Option shall terminate on the expiration of
ten years from the date the Option was granted.

                           (B) Each Option, or portion thereof, which has become
exercisable may be exercised until the earlier to occur of: (1) the expiration of such Option pursuant to Section 4(b)(v)(A), or (2) the expiration of one year from the date of the Optionee's Termination of Service, except that, in the event of an Optionee's removal for cause, all Options shall terminate immediately upon such Optionee's Termination of Service.

                (vi) Adjustment in Outstanding Options. In the event that the outstanding shares of the Common Stock of the Company are increased or decreased or changed into or exchanged for a different number or kind of shares of the Company, or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend (either in shares of the Company's Common Stock or of another class of the Company's stock), spin-off or combination of shares, the Board shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share. Any such adjustment made by the Board shall be final and binding upon all Optionees, the Company and all other interested persons.

                (vii) Change in Control. In the event of a Change in Control each outstanding Option shall become immediately exercisable, regardless of whether the Option had otherwise become exercisable pursuant to Section 4(b)(iv).

         (c) Exercise of Options.

                (i) Person Eligible to Exercise. During the lifetime of the Optionee, only he or she may exercise an Option granted to him or her or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may be exercised by his or her personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. The Company may require appropriate proof from any such other person of his or her right or power to exercise the Option or any portion thereof.

                (ii) Fractional Shares. The Company shall not be required to issue fractional shares on exercise of an Option.

                (iii) Manner of Exercise. An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his or her office of all of the following:

                         (A) Notice in writing signed by the Optionee or other
person then entitled to exercise such Option or portion thereof, stating that such Option or portion is exercised, such notice complying with all applicable rules established by the Board;

                         (B) Full cash payment for the shares with respect to
which such Option or portion is thereby exercised and which are to be delivered to him or her pursuant to such exercise; provided, at the discretion of the Board, payment may be made in whole or in part in shares of Common Stock of the Company, which Common Stock will be valued at its then Fair Market Value, or in whole or in part pursuant to such other arrangement, including a simultaneous exercise and sale arrangement, as the Board, in its absolute discretion, determines; and

                         (C) Such representations and documents as the Board, in
its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars.

                (iv) Conditions to Issuance of Stock Certificates. The shares of Common Stock deliverable upon exercise of an Option, or any part thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. In addition to the satisfaction of the other applicable provisions of the Plan, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                         (A) The admission of such shares to listing on all
stock exchanges or automated quotation systems of a national securities association on which such class of stock is then listed;

                         (B) The completion of any registration or other
qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Company shall, in its absolute discretion, deem necessary or advisable;

                         (C) The obtaining of any approval or other clearance
from any state or federal governmental agency which the Company shall, in its absolute discretion, determine to be necessary or advisable;

                         (D) The provision for any income tax withholding which
the Company shall, in its absolute discretion, determine to be necessary or advisable; and

                         (E) The lapse of such reasonable period of time
following the exercise of the Option as the Company may determine, in its absolute discretion, from time to time to be necessary or advisable for reasons of administrative convenience.

                (v) Rights as Shareholders. An Optionee shall not be, nor have any of the rights of, a shareholder of the Company in respect to any shares that may be purchased upon the exercise of any Option or portion thereof unless and until certificates representing such shares have been issued by the Company to such Optionee.

         5. Miscellaneous Provisions.

         (a) No Assignment or Transfer. No Option or interest or right therein or part thereof, shall be liable for the debts, contracts, or engagements of the Optionee or his or her successors in interest nor shall they be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition is voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 5(a) shall prevent transfers by will or by the applicable laws of descent and distribution.

         (b) Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board, subject to any required shareholder approval or any shareholder approval that the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the Optionee, alter or impair any rights or obligations under any outstanding Option. No Option may be granted during any period of suspension nor after termination of the Plan.

         (c) Compliance with Rule 16b-3. To the extent that Rule 16b-3 under the Exchange Act applies to Options granted under the Plan, it is the intent of the Company that the Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

         (d) Shareholder Approval. Notwithstanding anything to the contrary set forth herein, no Option may be exercised until the Plan shall have been approved by the affirmative vote of the holders of a majority of the shares of the Company's outstanding Common Stock present or represented by proxy and entitled to vote at a duly convened meeting of shareholders of the Company.

         (e) Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.


As amended by the Board of Directors on March 21, 1997.

                                MOUNTBATTEN, INC.

                           1995 EQUITY INCENTIVE PLAN
                                FOR KEY EMPLOYEES


         MOUNTBATTEN, INC., a corporation organized under the laws of the Commonwealth of Pennsylvania, hereby sets forth the 1995 Equity Incentive Plan for Key Employees. The Plan permits the grant of stock options, stock appreciation rights, limited stock appreciation rights, restricted stock and restricted unit awards. The Committee of the Board of Directors that administers the Plan may select and grant to key employees of the Company and its Affiliates, the type of option, stock appreciation right or award which the Company determines to be most effective in advancing the interests of the Company through the motivation and retention of those key employees upon whose judgment, initiative and continued efforts the Company is largely dependent for the successful conduct of its business.

                                 1. DEFINITIONS

         Whenever the following terms are used in the Plan they shall have the meaning specified below unless the context clearly indicates to the contrary.

         "Affiliate" shall mean any corporation in which the Company owns, directly or indirectly, 25% or more of the voting stock.

         "Award" shall mean an award of restricted stock or restricted units granted under the provisions of Section 5 of the Plan.

         "Board" shall mean the Board of Directors of the Company.

         "Change in Control" shall mean a change in the power to direct or cause the direction of the management and policies of the Company arising from (1) any "person" or "group" (as such terms are used in Sections 13(d)(3) and 14(d) of the Exchange Act), becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities, other than a person or group who, as of the date of the adoption of this Plan by the Board of Directors of the Company, is known by the Company to be the beneficial owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's outstanding securities, or (2) more than 50% of the assets of the Company being disposed of by the Company pursuant to a partial or complete liquidation of the Company, a sale of assets (including stock of a subsidiary or subsidiaries) of the Company or otherwise.

         "Code" shall mean the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code shall include such section, any valid regulation promulgated thereunder and any comparable provision of any future legislation amending, supplementing or superseding such section.

         "Committee" shall mean the committee appointed by the Board (pursuant to Section 2(a) of the Plan) to administer the Plan.

         "Company" shall mean Mountbatten, Inc., a Pennsylvania corporation.

         "Director" shall mean a member of the Board.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Employee" shall mean any salaried, full-time employee of the Company, or of any corporation which is then an Affiliate, whether such employee is so employed at the time the Plan is adopted or becomes so employed subsequent to the adoption of the Plan.

         "Exercise Price" shall mean: (i) in the case of an Option, the Fair Market Value per Share upon the date of grant; and (ii) in the case of a Right, the Fair Market Value per Share upon the date of grant.

         "Fair Market Value" shall be the last sales price of Shares quoted by the automated quotation system of the National Association of Securities Dealers, Inc. ("Nasdaq") for the date in question, as published in The Wall Street Journal. If no sale prices are quoted with respect to the Shares by Nasdaq for such date, the next preceding date for which such sale prices are quoted shall be used.

         "Grantee" shall mean an Employee to whom an Award is granted.

         "Incentive Stock Option" shall mean an Option designated as such by the Committee which meets the requirements of Section 422 of the Code.

         "LSAR" shall mean a limited stock appreciation right awarded under the provisions of Section 7 hereof.

         "Option" shall mean an option to purchase Shares granted under the provisions of Section 4 of the Plan and, where applicable, shall include an Incentive Stock Option.

         "Optionee" shall mean an Employee to whom an Option or Right is granted.

         "Plan" shall mean this 1995 Equity Incentive Plan for Key Employees, as amended.

         "Related" shall mean: (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right; and (ii) in the case of an Option, an Option with respect to which and to the extent a Right exercisable, in whole or in part, in lieu thereof, has been granted.

         "Restricted Stock Award" shall mean an award of restricted Shares granted under the provisions of Section 5(d) of the Plan.

         "Restricted Unit Award" shall mean an Award of restricted units granted under the provisions of Section 5(e) of the Plan.

         "Retirement" shall mean a Termination of Employment by reason of the Employee's retirement at or after the Employee's earliest permissible retirement date pursuant to and in accordance with his or her employer's regular retirement plan or practice.

         "Right" shall mean any Stock Appreciation Right or LSAR granted under the Plan.

         "Secretary" shall mean the Corporate Secretary or an Assistant Secretary of the Company.

         "Shares" shall mean shares of the Company's Common Stock, $.001 par value per share.

         "Stock Appreciation Right" shall mean a Right granted under the provisions of Section 6 of the Plan.

         "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "Termination of Employment" shall mean a cessation of the employee-employer relationship between an Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Total Disability or Retirement or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment by the Company or an Affiliate.

         "Total Disability" shall mean permanent and total disability as determined in accordance with Section 72(m)(7) of the Code.

                                2. ADMINISTRATION

         (a) Appointment of Committee. The Committee shall consist of at least two Directors, appointed by and holding office at the pleasure of the Board. No Options, Rights or Awards may be granted to any member of the Committee during the term of such Director's membership on the Committee. A Director shall be eligible to serve on the Committee only if such Director is a "non-employee director" as that term is defined under Rule 16b-3 under the Exchange Act and an "outside director" as that term is defined under Section 162(m) of the Code and the rules, regulations and interpretations thereunder. The duties and responsibilities of the Committee may be assigned by the Board to a standing committee of the Board; provided, however, that all of the members of such standing committee must satisfy all of the eligibility requirements set forth above for membership on the Committee.

         (b) Duty and Power of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to determine which Employees are key Employees and to interpret the Plan, the Options, the Rights and the Awards, and to adopt rules for the administration, interpretation and application of the Plan as are consis tent therewith and to interpret, amend or revoke any such rules.

         (c) Matters Relating to Termination of Employment. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from Retirement or Total Disability, and all questions of whether particular leaves of absence constitute Terminations of Employment.

         (d) Transfer Restrictions. The Committee, in its absolute discretion, may impose such restrictions on the transferability of the Shares issued upon the exercise of an Option or issued as an Award as it deems appropriate, and any such restrictions shall be set forth in the respective Option or Award agreement and may be referred to on the certificates evidencing such Shares.

         (e) Committee Actions. The Committee may act either by vote of a majority of its members at a meeting or by a memorandum or other written instrument signed by all members of the Committee.

         (f) Compensation; Professional Assistance; Good Faith Actions. Members of the Committee may receive reasonable compensation for their services as members, and all expenses and liabilities they incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, or other persons. The Committee, the Company and officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Optionees, Grantees, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination, or interpretation made in good faith with respect to the Plan, the Options, the Rights or the Awards, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation.

                          3. SHARES SUBJECT TO THE PLAN

         (a) Limitations. The total number of Shares that may be subject to Options, Rights and Awards granted under the Plan shall not exceed 500,000 in the aggregate. Moreover, no key Employee shall be granted Options, Rights or Awards with respect to a number of Shares, determined on a cumulative basis, that exceeds 90% of the aggregate number of Shares that are available to be issued under the Plan pursuant to this Section 3(a).

         (b) Effect of Unexercised or Cancelled Options or Stock Appreciation Rights, Unvested Restricted Stock or Unit Awards. If an Option, Right or Award expires or is cancelled for any reason without having been fully exercised or vested, the number of Shares or units subject to such Option, Right or Award that were not purchased or did not vest prior to such expiration or cancellation may again be made subject to an Option, a Right or an Award granted hereunder (to the same Optionee or Grantee or to a different Optionee or Grantee), provided that a surrender of all or part of an Option in connection with the exercise of a Right shall not be considered a termination and the Shares covered by such Option or the surrendered portion may not be reallocated by the Committee.

         (c) Changes in Company's Shares. In the event that the outstanding Shares are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, spin-off or combination of shares, appropriate adjustments shall be made by the Committee in the aggregate number and kind of shares and units that may be issued on exercise of Options or Rights or granted as Awards.

                           4. STOCK OPTIONS AND RIGHTS

         (a) Granting of Options and Rights.

                (1) Eligibility. Any key Employee of the Company or of any corporation which is then an Affiliate shall be eligible to be granted Options and/or Rights.

                (2) Granting of Options and/or Rights.

                      (A) The Committee shall from time to time, in its absolute discretion:

                            (i) Select from among the eligible key Employees to
                whom Options or Rights should be granted and determine the number of Shares to be subject to such Options or Rights.

                           (ii) Determine the terms and conditions of such
                Options or Rights, consistent with the Plan.

                          (iii) Determine whether such Options are to be
                Incentive Stock Options or not, provided any Incentive Stock Option must meet all the applicable requirements of Section 422 of the Code.

                      (B) Upon the selection of a key Employee to be granted an Option or Right, the Committee shall authorize the Company to grant such Option or Right and may impose such conditions on the grant of such Option or Right, as it deems appropriate.

         (b) Terms of Options or Rights.

                (1) Option Agreement; Rights Agreement. Each Option and/or Right shall be evidenced by a written agreement which shall be executed by the Optionee and the Company and which shall contain the terms and conditions determined by the Committee. Notwithstanding anything to the contrary in the Plan, agreements evidencing Incentive Stock Options shall contain such terms and conditions, among others, as may be necessary in the opinion of the Committee to qualify them as Incentive Stock Options under Section 422 of the Code.

                (2) Exercise Price. The Exercise Price of the Shares subject to each Option or Right shall be set by the Committee; provided, however, that the price shall not be less than 100% of the Fair Market Value for such Shares on the date the Option and/or Right is granted as determined by the Committee. The Exercise Price shall be subject to adjustment only as provided in Section 4(b)(7) of the Plan.

                (3) Date of Grant. The date on which an Option or Right shall be granted shall be the date of the Committee's authorization of such grant or such later date as may be determined by the Committee at the time such grant is authorized.

                (4) Commencement of Exercisability.

                      (A) Except as may be otherwise provided in the agreement evidencing an Option and/or Right or as may be otherwise determined by the Committee, no Option or Right may be exercised in whole or in part during the first six months after such Option or Right is granted.

                      (B) Subject to the provisions of Section 4(b)(4)(A) and
         (C), Options or Rights shall become exercisable at such times and in such installments (which may be cumulative) as the Committee shall provide in the terms of each individual Option or Right; provided, however, that in the agreement evidencing an Option or Right or after an Option or Right is granted, the Committee may, on such terms and conditions as it may determine to be appropriate and notwithstanding the provisions of Section 4(b)(4)(A) and (C), accelerate the time at which such Option or Right or any portion thereof may be exercised.

                      (C) No portion of an Option or Right which is unexercisable (except an Incentive Stock Option which is unexercisable solely by virtue of the sequential exercise restriction contained in
         Section 4(b)(9)(C)) at the time of the Optionee's Termination of Employment shall thereafter become exercisable; provided, however, that this does not limit the discretion of the Committee to provide in the terms of an Option or Right that there will be an acceleration of exercisability upon the occurrence of certain types of Terminations of Employment.

                (5) Replacement Options and Rights. The Committee, in its absolute discretion, may grant to holders of outstanding Options or Right, in exchange for the surrender and cancellation of such Options or Rights, new Options or Rights having Exercise Prices lower (or higher) than the Exercise Price provided in the Options or Rights so surrendered and cancelled and containing such other terms and conditions as the Committee may deem appropriate.

                (6) Expiration of Options and Rights.

                      (A) Except as otherwise provided in Section 4(b)(6)(B), each Option or Right shall terminate on the expiration of ten years from the date the Option or Right was granted. Notwithstanding the foregoing or any other provision of the Plan, no Incentive Stock Option may be exercised after the expiration of ten years from the date the Option was granted.

                      (B) Each Option or Right or portion thereof which has become exercisable may be exercised until the first to occur of the following events:

                            (i) The expiration of three months from the date of
                the Optionee's Termination of Employment unless such Termination of Employment results from the Optionee's death, Total Disability or Retirement, and except as provided in (iv) below; or

                           (ii) The expiration of one year from the date of the
                Optionee's Termination of Employment by reason of Total Disability; or

                          (iii) The expiration of one year from the date of the
                Optionee's Retirement; provided no Incentive Stock Option may be exercised after the expiration of three months from the date of the Optionee's Retirement, and except as provided in (iv) below; or

                           (iv) The expiration of one year from the date of the
                Optionee's death, if such death occurs while the Optionee is in the employ of the Company or an Affiliate or within the three-month or one-year period referred to in (i), (ii) or (iii) above, whichever is applicable.

                      (C) Subject to the provisions of subparagraphs (A) and (B) of this Section 4(b)(6), the Committee shall provide, in the terms of each individual Option or Right, when such Option or Right expires and becomes unexercisable.

                (7) Adjustments in Outstanding Options or Rights. In the event that the outstanding Shares subject to Options or Rights are increased or decreased or changed into or exchanged for a different number or kind of shares of the Company, or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, spin-off or combination of shares, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares as to which all outstand ing Options or Rights, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option or Right shall be made without change in the total Exercise Price applicable to the Option or Right or the unexercised portion of the Option or Right (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in option price per share and provided that any such adjustment in respect to an Incentive Stock Option shall be made in such manner as not to constitute a "modification" as defined in Section 425 of the Code. Any such adjustment made by the Committee shall be final and binding upon all Optionees, the Company and all other interested persons.

                (8) Change of Control. In its absolute discretion and on such terms and conditions as it deems appropriate, and notwithstanding the provisions of Section 4(b)(4), the Committee may provide that in the event of a Change of Control, that such Option or Right shall immediately vest and may be exercised at any time on or following a Change of Control.

                (9) Certain Additional Provisions for Incentive Stock Options. Notwithstanding anything to the contrary in the Plan, each Incentive Stock Option must meet the following requirements:

                      (A) The Optionee at the time the Option is granted is an Employee of the Company or a Subsidiary of the Company.

                      (B) The Optionee (together with persons whose stock ownership is attributed to the Optionee pursuant to Section 425(d) of the Code) at the time the Option is granted does not own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Subsidiaries, unless at the time of grant the exercise price of the Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and the Option may not be exercisable after the expiration of five years from the date the Option was granted.

                      (C) No Option may be granted to an Employee which, when aggregated with all other Incentive Stock Options granted to such Employee by the Company and its Subsidiaries, would result in stock having an aggregate Fair Market Value (determined for each share of stock as of the time the Option covering such share is granted) in excess of $100,000 becoming first available for purchase upon exercise of the Option during any calendar year.

                      (D) The Option may not be exercised after the expiration of three months after the Optionee ceases to be employed by the Company or a Subsidiary.

                (10) Substitute Options or Rights. Options or Rights may be granted under the Plan from time to time in substitution for options or rights held by employees of other corporations who are about to become Employees of the Company as the result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company or any Affiliate of the assets of the employing corporation or the acquisition by the Company or any Affiliate of stock of the employing corporation as a result of which it becomes an Affiliate of the Company. The terms and conditions of substitute Options or Rights so granted may vary from the terms and conditions set forth in the Plan to such extent as the Committee at the time of grant may deem appropriate in order to conform, in whole or in part, to the provisions of the options or rights in substitution for which Options or Rights are being granted, but no such variation shall be such as to affect the qualified status of any such Option which has been granted in substitution for an incentive stock option under Section 422 of the Code.

         (c) Exercise of Options and Rights.

                (1) Person Eligible to Exercise. During the lifetime of the Optionee, only the Optionee may exercise an Option or Right granted to the Optionee or any portion thereof. After the death of the Optionee, any exercisable portion of an Option or Right may be exercised by the Optionee's personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution. The Company may require appropriate proof from any such other person of such person's right or power to exercise the Option or Right or any portion thereof.

                (2) Fractional Shares; Partial Exercise. The Company shall not be required to issue fractional Shares on exercise of an Option and the Committee may, by the terms of the Option, require any partial exercise thereof to be with respect to a specified minimum number of Shares.

                (3) Manner of Exercise. An exercisable Option or Right, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or the Secretary's office of all of the following:

                      (A) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or Right or portion thereof, stating that such Option or Right or portion is exercised, such notice complying with all applicable rules established by the Committee;

                      (B) In the case of an Option, full cash payment of the Exercise Price for the Shares with respect to which such Option or portion is thereby exercised and which are to be delivered to the Optionee pursuant to such exercise; provided, at the discretion of the Committee, payment may be made in whole or in part in Shares which Shares will be valued at its then Fair Market Value as determined by the Committee or in whole or in part pursuant to such other arrangement, including any deferred payment arrangement or simultaneous exercise and sale arrangement, as the Committee, in its absolute discretion, determines; and

                      (C) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on Share certificates and issuing stop-transfer orders to transfer agents and registrars.

                (4) Right to Elect to Pay Profit or to Credit Profit in Lieu of Delivering Option Shares. The Committee, in its absolute discretion, may elect (in lieu of delivering all or a portion of the shares of Common Stock as to which an Option has been exercised) if the Fair Market Value of the Common Stock exceeds the Exercise Price of the Option (i) to pay the Optionee in cash or in Shares, or a combination of cash and Shares, an amount equal to the excess of the Fair Market Value of the Shares on the exercise date over the Exercise Price or, in the case of an Option which is not an Incentive Stock Option, (ii) to defer payment and to credit the amount of such excess on the Company's books for the account of the Optionee and either (a) to treat the amount in such account as if it had been invested in the manner from time to time determined by the Committee, with dividends or other income thereon being deemed to have been so reinvested or (b) for the Company's convenience, to contribute the amount in such account to a trust, which may be revocable by the

Company, for investment in the manner from time to time determined by the Committee and set forth in the instrument creating such trust. The election pursuant to this Section 4(c)(4) shall be made by giving written notice to the Optionee (or other person exercising the Option). Shares paid pursuant to this subparagraph will be valued at the Fair Market Value on the exercise date. For purposes of any cash payment to an Optionee who is subject to Section 16(b) of the Exchange Act and who exercises an Option during a "window period," for purposes of this Section 4(c)(4) the Fair Market Value of the Common Stock on the exercise date shall be deemed to be that value determined by the Committee in its discretion which is not less than the lowest Fair Market Value, nor more than the highest Fair Market Value, of a Share on any day during such "window period." "Window period" shall mean the ten-day period defined in Rule 16b-3(e)(3) under the Exchange Act. For purposes of the limitations in Section 3(a), the number of Shares which are paid or credited pursuant to this Section 4(c)(4) shall not be counted, but the full number of Shares as to which the Option was exercised shall be counted even though the Committee has made an election under this Section 4(c)(4) in respect to some or all of the Shares.

                (5) Conditions to Issuance of Stock Certificates. The Shares deliverable upon exercise of an Option, or any part thereof, may be either previously authorized but unissued Shares or issued Shares which have then been reacquired by the Company. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                      (A) The admission of such Shares to listing on all stock exchanges or automated quotation system operated by a national securities association on which such class of stock is then listed or traded;

                      (B) The completion of any registration or other qualification of such Shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Company shall, in its absolute discretion, deem necessary or advisable;

                      (C) The obtaining of any approval or other clearance from any state or federal governmental agency which the Company shall, in its absolute discretion, determine to be necessary or advisable;

                      (D) The provision for any income tax withholding which the Company shall, in its absolute discretion, determine to be necessary or advisable; and

                      (E) The lapse of such reasonable period of time following the exercise of the Option as the Company may determine, in its absolute discretion, from time to time to be necessary or advisable for reasons of administrative conve nience.

                (6) Rights as Shareholders. An Optionee shall not be, nor have any of the rights or provisions of, a shareholder of the Company in respect to any Shares which may be purchased upon the exercise of any Option, or that are subject to any Right, or portion thereof unless and until certificates representing such Shares have been issued by the Company to such Optionee.

                                    5. AWARDS

         (a) Eligibility. Any key Employee of the Company or of any corporation which is then an Affiliate shall be eligible to be granted Awards.

         (b) Award Procedure. The Committee shall from time to time in its absolute discretion:

                (1) Select from among the eligible key Employees the Employees to whom Awards shall be granted, determine whether such Awards are to be Restricted Stock Awards or Restricted Unit Awards (or both) and determine the number of Shares or units to be covered by such Awards; and

                (2) Determine the terms and conditions of such Awards, consistent with the Plan.

         (c) Award Agreements. Each Award shall be evidenced by a written agreement, executed by the Grantee and the Company, which shall contain such restrictions, terms and conditions as the Committee may require and (without limiting the generality of the foregoing) such agreements reflecting Restricted Stock Awards may impose an escrow condition and/or require that an appropriate legend be placed on Share certificates.

         (d) Restricted Stock Awards.

                (1) Shares Subject to Award. The Shares awarded as a Restricted Stock Award may be either previously authorized but unissued Shares or issued Shares which have then been reacquired by the Company. Such awarded Shares shall be issued in the name of the Grantee and delivered to the Grantee (or the escrow holder, if any) as soon as reasonably practicable after the Award is made (and after the Grantee has executed the Award agreement and any other documents which the Committee, in its absolute discretion, may require) without the payment of any cash consideration by such Grantee. Unless and until the Shares so awarded to the Grantee shall have vested in the manner set forth in Section 5(f), below, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated. Upon the Termination of Employment of the Grantee, all of such Shares which are not then vested shall thereupon be forfeited and automatically transferred to and reacquired by the Company at no cost to the Company. The

Committee may also impose such other restrictions and conditions on the Shares as it deems appropriate.

                (2) Rights as Shareholder.

                      (A) Upon delivery of the Shares awarded to the Grantee (or the escrow holder, if any) as a Restricted Stock Award, the Grantee shall have all the rights of a shareholder with respect to such Shares, including the right to vote the Shares and receive all dividends, or other distributions paid or made with respect to the Shares.

                      (B) In the event that as a result of a stock dividend, stock-split, reclassification, recapitalization, combination of Shares or the adjustment in the capital stock of the Company or otherwise, or as a result of a merger, consolidation, spin-off or other reorganization, the Company's Common Stock shall be increased, reduced or otherwise changed, and by virtue of any such change a Grantee shall in the Grantee's capacity as owner of unvested Shares of stock which have been awarded to the Grantee as a Restricted Stock Award (the "prior Shares") be entitled to new or additional or different shares of stock or securities (other than rights or warrants to purchase securities), such new or additional or different shares or securities shall thereupon be considered to be unvested Restricted Stock Awards and shall be subject to all of the conditions and restrictions which were applicable to the prior Shares pursuant to the Plan.

                      (C) If a Grantee receives rights or warrants with respect to any Shares which were awarded to the Grantee as Restricted Stock Awards, such rights or warrants or any Shares or other securities acquired by the exercise of such rights or warrants may be held, exercised, sold or otherwise disposed of by the Grantee free and clear of the restrictions and obligations provided in the Plan.

                (3) Conditions. Each Restricted Stock Award shall contain either performance-based criteria to be met prior to vesting or require a minimum time period of six months over which the Shares comprising such Restricted Stock Award shall vest in increments as the Committee, in each case, shall determine.

         (e) Restricted Unit Awards.

                (1) Restricted Unit Account. In the case of Restricted Unit Awards, no Shares shall be issued to the Grantee at the time the Award is made, and no fund shall be set aside by the Company for the payment of any such Award; but rather the Company shall establish and maintain a separate written account for each Grantee and shall record in such account the number of Restricted Units awarded to such Grantee. Whenever the Company pays a cash dividend upon its Common Stock, there shall be credited to each such Grantee's account an amount equal to the cash dividend paid upon one Share for each Restricted Unit then in such Grantee's account (hereinafter referred to as "Dividend Equivalents").

                (2) Payment of Restricted Units. Each Restricted Unit Award agreement shall specify a date or dates on which payment of the value of vested Restricted Units (and Dividend Equivalents with respect to such vested Restricted Units) in the Grantee's account is to be made. As soon as reasonably practicable after the payment date, the Company shall deliver to the Grantee one Share for each vested Restricted Unit credited to the Grantee's account and cash equal to the vested Dividend Equivalents credited to the Grantee's account; provided, however that the Committee may, in its absolute discretion, elect to pay the Grantee cash or part cash and part Shares in lieu of delivering only Shares for the vested Restricted Units. If a cash payment is made in lieu of delivering Shares the amount of such cash payment shall (in respect to each vested Restricted Unit for which a cash payment is to be made) be equal to the Fair Market Value of the Shares on the payment date. The Shares delivered in payment, in whole or in part, of a Restricted Unit may be either previously authorized but unissued Shares or issued Shares which have then been reacquired by the Company. Payments to be made hereunder shall, if the Grantee is then deceased, be made to the Grantee's estate or others as may be designated in writing by the Grantee, with the approval of the Committee.

                (3) Deferral of Payment. The Restricted Unit Award agreement may permit a Grantee to request the payment of vested Restricted Units (and Dividend Equivalents with respect to such Restricted Units) be deferred beyond the payment date specified in the agreement. It shall be at the Committee's sole discretion whether or not to permit such deferment and to specify the terms and conditions which are not inconsistent with the Plan, to be contained in the agreement. In the event of such deferment, the Committee may determine that interest shall be credited annually on the Dividend Equivalents at a rate to be determined by the Committee. The Committee may also determine to compound such interest.

                (4) Adjustments in Capitalization. The Committee shall make an appropriate adjustment in the number of kind of Restricted Units then credited to the account or accounts of any Grantee due to changes in the Company's outstanding Common Stock by reason of a merger, consolidation, spin-off or other reorganization, recapitalization, reclassification, stock split-up, stock dividend, or combination of Shares and any such adjustment made by the Committee shall be final and binding upon all Grantees, the Company and all other interested persons.

                (5) No Trust Fund. Grantees of Restricted Unit Awards shall not have any interest in any fund or specific asset of the Company by reason of such Award. No trust fund shall be created in connection with the Plan or any Restricted Unit Award thereunder, and there shall be no required funding of amounts which may become payable under any such Award.

         (f) Vesting of Awards. Shares awarded as Restricted Stock Awards and units awarded as Restricted Unit Awards (including Dividend Equivalents with respect to such Restricted Unit Awards) shall vest at such time or times and on such terms, conditions and performance criteria, as the Committee may determine; provided, however, that (i) no such Shares or units shall vest until six months from the date of Award and (ii) the vesting of such Shares or units shall occur only if the Grantee on the date of the vesting is then and has continuously been an Employee from the date of the Award. In the event of Termination of Employment as a result of the death or Total Disability of a Grantee, the Committee, in its absolute discretion, may determine that the unvested portion of some or all Shares awarded to the Grantee as Restricted Stock Awards and some or all units awarded to the Grantee as Restrict ed Unit Awards (including unvested Dividend Equivalents) shall thereupon immediately vest. The Committee may also decide at any time in its absolute discretion and on such terms and conditions as it deems appropriate, to accelerate the vesting of Shares awarded as Restricted Stock Awards and units awarded as Restricted Unit Awards (including unvested Dividend Equivalents).

                          6. STOCK APPRECIATION RIGHTS

         (a) Eligibility. Any key Employee of the Company or of any corporation which is then an Affiliate shall be eligible to be granted Stock Appreciation Rights.

         (b) Grant of Stock Appreciation Rights. A Stock Appreciation Right whether Related to an Option or independent of an Option shall, upon its exercise, entitle the Optionee to whom such Stock Appreciation Right was granted to receive the number of Shares or cash or combination thereof, as the Committee in its discretion shall determine at the date of grant and as provided for in the applicable agreement pursuant to which the Stock Appreciation Right is granted. The aggregate value of the Stock Appreciation Right (i.e., the sum of the amount of cash and/or Fair Market Value of such Shares on the date of exercise) shall equal the amount by which the Fair Market Value per Share on the date of such exercise shall exceed the Exercise Price of such Stock Appreciation Right (see Section 6(c) below for instructions on how to calculate the Exercise Price of a Related Stock Appreciation Right), multiplied by the number of Shares with respect of which such Stock Appreciation Right shall have been exercised. A Stock Appreciation Right may be related to an Option or may be granted independently of any Option, as the Committee shall from time to time in each case determine at the date of grant and as provided in the applicable agreement.

         (c) Related Stock Appreciation Right. A Related Stock Appreciation Right may be granted at the time of grant of an Option or, in the case of a nonqualified stock option, at any time thereafter during the term of the nonqualified stock option. The Exercise Price of a Related Stock Appreciation Right shall be the same as the Exercise Price of the Related Option. The following provisions shall apply to a Related Stock Appreciation Right:

                (1) Grant of Related Stock Appreciation Right. Related Stock Appreciation Rights may be granted by the Committee under the Plan in connection with an Option, either at the time of grant or by amendment to the Related Stock Option Agreement. Each Related Stock Appreciation Right shall be subject to the same terms and conditions as the Related Option and to such additional conditions as the Committee shall determine, shall be exercisable only to the extent the Related Option is exercisable and shall become nonexercisable and be forfeited if and to the extent the Related Option is exercised or becomes unexercisable.

                (2) Exercise of Stock Appreciation Rights. A Related Stock Appreciation Right shall entitle the Optionee to surrender to the Committee unexercised the Related Option, or any portion thereof, and to receive from the Company in exchange therefor a cash payment and/or Shares having an aggregate Fair Market Value equal to the excess of the Fair Market Value of one Share over the Exercise Price per Share provided for in the related Option, multiplied by the number of Shares called for by the Option, or portion thereof, which is surrendered. The Committee shall have the sole discretion to determine the form in which payment is to be made upon the exercise of a Related Stock Appreciation Right (i.e., whether in cash, in Shares or partly in cash and partly in Shares). In no event will fractional Shares be issued but cash will be paid in lieu thereof.

                (3) Window Period Exercises for Cash. Notwithstanding the provisions of Section 6(c)(2), above, the Committee shall have the ability, in its discretion, to fix the Fair Market Value of a Share for purposes of determining the amount of cash and the number of Shares, if any, to be received upon the exercise of a Related Stock Appreciation Right during any "window period" (which consists of a period beginning on the third business day following the date of release of quarterly or annual sales and earnings information by the Company and ending on the twelfth business day following such release date) for payment wholly or partly in cash at an amount not greater than the highest Fair Market Value, nor less than the lowest Fair Market Value, of a Share during such window period.

                (4) Relation to Related Options. Related Stock Appreciation Rights shall be exercisable at such time as may be determined by the Committee, provided that a Related Stock Appreciation Right shall not be exercisable prior to the time the Related Option could be exercised and, except in the event of death or Total Disability, shall not be exercisable for a period of six months from the date of grant of such Right. A Related Stock Appreciation Right may be exercised in whole or in part only upon surrender of a proportionate part of the Related Option by the Optionee.

                (5) Expiration or Termination. Each Related Stock Appreciation Right and all Rights and obligations thereunder shall terminate and may no longer be exercised upon the termination or exercise of the Related Option.

                (6) Shares May Be Used Only Once. Shares subject to a Related Option to which a Related Stock Appreciation Right is related shall be used not more than once to calculate the cash or Shares to be received by the Optionee pursuant to an exercise of such Related Stock Appreciation Right.

                (7) Effect of Death or Other Termination of Employment. In the event of the Termination of Employment of a recipient of a Related Stock Appreciation Right, the recipient's Related Stock Appreciation Right shall be exercisable only to the extent and upon the conditions that the Related Option is exercisable under the applicable provisions of Section 4(b)(6) hereof.

                (8) Adjustment in Outstanding Options. In the event that the Options to which any Related Stock Appreciation Rights are related are adjusted pursuant to the provisions of Section 4(b)(7), then the Committee shall make an appropriate and equitable adjustment in the number of such Stock Appreciation Rights, to the end that after such event the Optionee shall be in the same position with respect to the Options as the Optionee was prior to the occurrence of such event.

          7. LIMITED STOCK APPRECIATION RIGHTS; ACCELERATION OF AWARDS

         (a) Grant of LSAR. At the time of grant of an Option or Stock Appreciation Right to any Optionee (or, in the case of a nonqualified stock option or a Stock Appreciation Right not related to an Incentive Stock Option, at any time thereafter during the term of the Option or Stock Appreciation Right), the Committee shall have full and complete authority and discretion also to grant to the Optionee an LSAR which is Related to such Option or Stock Appreciation Right.

         (b) Exercise of LSAR. An LSAR shall entitle the holder thereof, upon exercise of the LSAR within the exercise period prescribed below and satisfaction of any conditions imposed by the Committee in the grant of the LSAR, to surrender the Related Option and/or Related Stock Appreciation Right or any portion thereof, and to receive without payment to the Company an amount of cash determined pursuant to Section 7(d) hereof. An LSAR shall be exercisable only during one or more of the periods prescribed below in Section 7(c); provided, however, that no LSAR may be exercised within six months of the date the LSAR was granted and an LSAR shall be exercisable only at such time or times and to the extent that the Related Stock Appreciation Right or Option is exercisable and only when the Fair Market Value per Share exceeds the Exercise Price per Share. To the extent that an LSAR is exercised, the Related Option and/or Stock Appreciation Right shall automatically be cancelled to the extent of the number of Shares covered by such exercise, and such Shares shall no longer be available for future Grants or Awards. To the extent that a Related Option or Stock Appreciation Right is exercised, the Related LSAR shall automatically be cancelled to the extent of the number of Shares covered by such exercise.


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

         (c) Trigger Event. An LSAR shall be exercisable, subject to the provisions in Section 7(b), during any one or more of the following periods:

                (1) For a period of 60 days beginning on the date on which Shares are first purchased pursuant to a tender offer or exchange offer (other than such an offer by the Company, any Subsidiary, any employee benefit plan of the Company or of any Subsidiary or any entity holding Shares or other securities of the Company for or pursuant to the terms of such plan), whether or not such offer is approved or opposed by the Company and regardless of the number of Shares purchased pursuant to such offer;

                (2) For a period of 60 days beginning on the date the Company acquired knowledge that any person or group deemed a person as used in Section 13(d) of the Exchange Act (other than the Company, any Subsidiary, any employee benefit plan of the Company or of any Subsidiary or any entity holding shares or other securities of the Company for or pursuant to the terms of any such plan, or any person or group who, as of the date of adoption of this Plan by the Board of Directors of the Company, is known by the Company to be the beneficial owner, directly or indirectly, of securities representing 10% or more of the combined voting power of the Company's outstanding securities), in a transaction or series of transactions, has become the beneficial owner, directly or indirectly (with beneficial ownership determined as provided in Rule 13d-3, or any successor rule, under the Exchange Act), of securities of the Company entitling the person or group to 30% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of the Company would be entitled to vote in the election of the Board of Directors were an election held on such date;

                (3) For a period of 60 days beginning on the date, during any period of two consecutive years, when individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the shareholders of the Company, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period; and

                (4) For a period of 60 days beginning on the date of approval by the shareholders of the Company of an agreement (a "reorganization agreement") providing for:

                      (A) The merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, do not beneficially own, immediately after the merger or consolidation, shares of the corporation issuing cash or securities in the merger or consolidation entitling such shareholders to 51% or more of all votes (without consideration of the rights of any class of stock to elect directors by a separate class vote) to which all shareholders of such corporation would be entitled in the election of directors or where the members of the Board of Directors of the Company, immediately prior to the merger or consolidation, do not, immediately after the merger or consolidation, constitute a majority of the Board of Directors of the corporation issuing cash or securities in the merger or consolidation; or

                (B) The sale or other disposition of all or substantially all the assets of the Company.

         Each of the events specified in (1), (2), (3) and (4) is a "Trigger Event" for the purposes of the Plan.

         (d) Payment Upon Exercise. Upon exercise of an LSAR, the Participant shall be entitled to receive an amount of cash in respect of each Share subject to the Related Option or Stock Appreciation Right equal to the excess of the fair market value of such Share over the Exercise Price of such Related Option or Stock Appreciation Right. In the case of LSARs related to Incentive Stock Options, "fair market value" shall mean the Fair Market Value of Shares on the date the LSAR is exercised. In the case of all other LSARs, "fair market value" shall mean the highest last sale price of the Shares quoted by Nasdaq during the period beginning on the 90th day prior to the date on which the LSAR is exercised and ending on such date, except that:

                (1) In the event of a tender offer or exchange offer for Shares, fair market value shall mean the greater of such last sale price or the highest price paid for Shares pursuant to any tender offer or exchange offer in effect at any time beginning on the 90th day prior to the date on which the LSAR is exercised and ending on such date;

                (2) In the event of the acquisition by any person or group of beneficial ownership of securities of the Company entitling the person or group to 30% or more of the combined voting power of the Company's outstanding securities as described in Section 7(c)(2), fair market value shall mean the greater of such last price or the highest price per Share paid shown on Schedule 13D, or any amendment thereto, filed by the person or group becoming a 30% beneficial owner or disclosing an intention or possible intention to acquire control of the Company; and

                (3) In the event of approval by shareholders of the Company of a reorganization agreement, fair market value shall mean the greater of such last sale price or the fixed or formula price specified in the reorganization agreement if such price is determinable as of the date of exercise of the LSAR.

         Any securities or property which are part or all of the consideration paid for Shares in a tender offer or exchange offer or under an approved reorganization agreement shall be valued at the higher of (1) the valuation placed on such securities or property by the person making the tender offer or exchange offer or by the corporation other than the Company issuing securities or property in the merger or consolidation or to whom the Company is selling or otherwise disposing of all or substantially all the assets of the Company and (2) the valuation placed on such securities or property by the Committee.

         (e) Acceleration of Options and Stock Appreciation Rights. All Options and Stock Appreciation Rights shall become fully exercisable upon the occurrence of any Trigger Event, whether or not such Options or Stock Appreciation Rights are then exercisable under the provisions of the applicable agreements relating thereto, except that:

                (1) In no event will Stock Appreciation Rights or Options related to Stock Appreciation Rights be exercisable within six months after the date on which granted; and

                (2) Stock Appreciation Rights related to LSARs may not be exercised for cash during any of the 60-day periods after a Trigger Event.

                           8. MISCELLANEOUS PROVISIONS

         (a) Options, Rights and Awards Not Transferable. No Option or interest or right therein or part thereof and no Right, Restricted Stock Award or Restricted Unit Award shall be liable for the debts, contracts, or engagements of the Optionee, Grantee or such person's successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means, whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 8(a) shall prevent transfers by will or by the applicable laws of descent and distribution.

         (b) Employment. Nothing in the Plan or in any Option, Right or Award shall confer upon any Employee the right to continue in the employ of the Company or any Affiliate or shall interfere with or restrict in any way the rights of the Company and Affiliates to discharge any Employee at any time for any reason whatsoever, with or without good cause.

         (c) Effect of a Change of Control. The Committee may, in its absolute discretion, provide that in the event of a Change of Control, some or all Shares and units awarded under the Plan as Restricted Stock Awards or Restricted Unit Awards including unvested Dividend Equivalents shall immediately vest.

         (d) Amendment, Suspension or Termination of the Plan. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee, subject to any required shareholder approval or any shareholder approval that the Board may deem advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. Neither the amendment, suspension, nor termination of the Plan shall, without the consent of the Optionee or the Grantee, alter or impair any rights or obligations under any Option, Right or Award theretofore granted. No Option, Right or Award may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option intended to be an Incentive Stock Option be granted under the Plan more than ten years after the date the adoption of the Plan was approved by the Board.

         (e) Effect upon Other Compensation Plans. The adoption of the Plan shall not affect any other stock option, compensation or incentive plans in effect for the Company or any Affiliate and the Plan shall not preclude the Board from establishing any other forms of incentive or compensation for Employees of the Company or any Affiliate.

         (f) Compliance with Rule 16b-3. To the extent that Rule 16b-3 under the Exchange Act applies to Options, Rights or Awards granted under the Plan, it is the intent of the Company that the Plan comply in all respects with the requirements of Rule 16b-3, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if the Plan shall not so comply, whether on the date of adoption or by reason of any later amendment to or interpretation of Rule 16b-3, the provisions of the Plan shall be deemed to be automatically amended so as to bring them into full compliance with such rule.

         (g) Shareholder Approval. Notwithstanding anything to the contrary set forth herein, no Option or Right may be exercised and no Award may be granted until the Plan shall have been approved by the affirmative vote of the holders of a majority of the outstanding Shares present or represented by proxy and entitled to vote at a duly convened meeting of shareholders of the Company.

         (h) Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.


As amended by the Board of Directors on March 21, 1997.

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